CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Don Sytsma, CFO and Treasurer of Altus Explorations Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)the quarterly report on Form 10-QSB of Altus Explorations Inc. for the three month period ended March 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Altus Explorations Inc.

Dated: May 17, 2005

/s/ Don Sytsma

Don Sytsma

CFO and Treasurer

(Principal Financial Officer and Principal Accounting Officer)